                                                                     EXHIBIT 4-A

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                       BELLSOUTH TELECOMMUNICATIONS, INC.

                               ----------------

                         STANDARD INDENTURE PROVISIONS

                                (1995-A EDITION)

                               ----------------

PROVIDING FOR ISSUANCE OF SECURITIES IN SERIES IN DEFINITIVE OR BOOK-ENTRY FORM

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

                         STANDARD INDENTURE PROVISIONS

                               ----------------

                               TABLE OF CONTENTS*

                               ----------------

                                  ARTICLE ONE.

                                  Definitions.

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                                                                            ----
 Section  1.01. Certain terms defined; other terms defined in Trust
                 Indenture Act of 1939, as amended, or by reference
                 therein in Securities Act of 1933, as amended, to have
                 meanings therein assigned................................    1
                Authenticating Agent......................................    1
                Board of Directors........................................    1
                Board Resolution..........................................    1
                Business Day..............................................    1
                Company...................................................    1
                Company Order.............................................    1
                Depositary................................................    1
                Event of Default..........................................    2
                Global Security...........................................    2
                Incorporating Indenture...................................    2
                Indenture.................................................    2
                Officers' Certificate.....................................    2
                Opinion of Counsel........................................    2
                Principal Office of the Trustee...........................    2
                Record Date...............................................    2
                Responsible Officer.......................................    2
                Security; "outstanding" with reference to Securities......    3
                Securityholder............................................    3
                Security Register.........................................    3
                Series....................................................    3
                Trustee...................................................    3
                Trust Indenture Act of 1939...............................    3
                U.S. Government Obligations...............................    3

                                  ARTICLE TWO.

                Creation of Series, Issue, Description, Execution,
                Registration, Transfer and Exchange of Securities.

 Section  2.01. Securities issuable in Series.............................    4
 Section  2.02. Establishment of terms and form of Series of Securities...    4

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* The Table of Contents is not part of the Standard Indenture Provisions.

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
 Section  2.03. Registered Securities...................................     5
                Date of Securities; date from which interest accrues....     5
                Record date as affecting payment of interest............     5
 Section  2.04. Execution and authentication of Securities..............     5
                Limitation on Securities of a Series....................     5
 Section  2.05. Exchanges of Securities.................................     7
                Registration of transfer of Securities..................     7
                Securities to be endorsed or accompanied by instruments      7
                 of transfer............................................
                Charges upon exchange or transfer of Securities.........     8
                Restrictions on issue, registration of transfer or           8
                 exchange at time of redemption.........................
 Section  2.06. Temporary Securities, if any............................     8
 Section  2.07. Mutilated, destroyed, lost or stolen Securities.........     8
 Section  2.08. Cancellation of surrendered Securities..................     9
 Section  2.09. Provisions of the Indenture and Securities for the sole
                 benefit of the parties and the securityholders.........     9

                                 ARTICLE THREE.

                           Redemption of Securities.

 Section  3.01. Redemption prices of Securities (as set forth in form of     9
                 Security)..............................................
 Section  3.02. Giving of notice of redemption..........................     9
                Selection of Securities in case less than all Securities     9
                 of a Series to be redeemed.............................
 Section  3.03. When Securities called for redemption become due and        10
                 payable................................................
                Securities of a Series redeemed in part.................    10

                                 ARTICLE FOUR.

                      Particular Covenants of the Company.

 Section  4.01. Payment of principal of (and premium, if any) and           10
                 interest on Securities.................................
 Section  4.02. Maintenance of office or agency for transfer, exchange      10
                 and payment of Securities..............................
 Section  4.03. Not to mortgage property without securing Securities        11
                 ratably................................................
 Section  4.04. Securing of Securities upon certain consolidations,         11
                 mergers, sales, etc. ..................................
 Section  4.05. Sale of Telephone Plant.................................    12
 Section  4.06. Appointment to fill a vacancy in the office of Trustee..    12
 Section  4.07. (a) Duties of paying agent..............................    12
                (b) Company as paying agent.............................    12
                (c) Turnover to Trustee by paying agent or company......    12
                (d) Holding sums in trust...............................    12

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                                 ARTICLE FIVE.

               Securityholders' Lists and Reports by the Company
                                and the Trustee.

 Section  5.01. Company to furnish Trustee information as to names and
                 addresses of securityholders...........................    12
 Section  5.02. Annual and other reports to be filed by Company with
                 Trustee................................................    12
 Section  5.03. Trustee to transmit reports to securityholders..........    13
 Section  5.04. Certificate to be furnished by Company to Trustee.......    13

                                  ARTICLE SIX.

                 Remedies of the Trustee and Securityholders on
                               Event of Default.

 Section  6.01. Events of Default defined...............................    13
                Acceleration of maturity upon Event of Default..........    13
                Waiver of default and rescission of declaration of
                 maturity...............................................    13
                Restoration of former position and rights...............    13
 Section  6.02. Covenant of Company to pay to Trustee upon demand whole amount due on Securities on default in payment of
                 interest or principal (or premium, if any).............    14
                Trustee may recover judgment for whole amount due on
                 Securities on failure of Company to pay................    14
                Filing of proof of claim by Trustee in bankruptcy,
                 reorganization, receivership, or other judicial
                 proceedings............................................    14
                Rights of action and to assert claims may be enforced by
                 Trustee without possession of Securities...............    14
                Trustee may enforce rights vested in it by Indenture by
                 appropriate judicial proceedings.......................    14
 Section  6.03. Application of moneys collected by Trustee..............    15
 Section  6.04. Limitation on suits by holders of Securities............    16
 Section  6.05. Remedies cumulative.....................................    16
                Delay or omission in exercise of rights not a waiver of
                 default................................................    16
 Section  6.06. Rights of holders of majority in principal amount of
                 Securities to direct Trustee and to waive defaults.....    16
 Section  6.07. Trustee to give notice of defaults known to it, but may
                 withhold in certain circumstances......................    16
 Section  6.08. Requirement of an undertaking to pay costs in certain
                 suits under this Indenture or against the Trustee......    17


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                                                                            ----
                                 ARTICLE SEVEN.

                            Concerning the Trustee.

 Section  7.01. Upon Event of Default occurring and continuing, Trustee shall exercise such powers vested in it, and use same
                 degree of care and skill in their exercise, as a prudent
                 man would use...........................................    17
                Trustee not relieved from liability for negligence or
                 wilful misconduct except as provided in this Section....    17
                (a) Prior to Event of Default and after the curing of all
                  Events of Default which may have occurred..............    17
                (1) Trustee not liable except for performance of duties
                 specifically set forth..................................    17
                (2) In absence of bad faith, Trustee may conclusively
                   rely on certificates or opinions furnished it
                   hereunder, subject to duty to examine the same if
                   specifically required to be furnished to it...........    17
                (b) Trustee not liable for error of judgment made in good
                  faith by responsible officer unless Trustee negligent..    17
                (c) Trustee not liable for action or non-action in
                  accordance with direction of holders of majority in
                  principal amount of Securities.........................    17
 Section  7.02. Except as otherwise provided in Section 7.01:
                (a) Trustee may rely on documents believed genuine and
                  properly signed or presented...........................    18
                (b) Sufficient evidence by certain instruments provided
                 for.....................................................    18
                (c) Trustee may act on Opinion of Counsel................    18
                (d) Trustee may require indemnity from securityholders...    18
                (e) Trustee not liable for action in good faith believed
                 to be authorized........................................    18
 Section  7.03. Trustee not liable for recitals in Indenture or in
                 Securities..............................................    18
                No representations by Trustee as to validity of Indenture
                 or of Securities........................................    18
                Trustee not accountable for use of Securities or
                 proceeds................................................    18
 Section  7.04. Trustee, authenticating agent, paying agent or Security
                 registrar may own Securities............................    18
 Section  7.05. Moneys received by Trustee to be held in trust; interest
                 not payable except by agreement.........................    18
 Section  7.06. Trustee entitled to compensation, reimbursement and
                 indemnity...............................................    19
                Obligations to Trustee to be secured by lien prior to
                 Securities..............................................    19
 Section  7.07. Right of Trustee to rely on certificate of officers of
                 Company where no other evidence specifically
                 prescribed..............................................    19
 Section  7.08. Requirements for eligibility of Trustee..................    19
 Section  7.09. (a) Resignation of Trustee...............................    19
                (b) Removal of Trustee by Company or by court on
                 securityholder's application............................    20
                (c) Removal of Trustee by holders of majority in
                 principal amount of Securities..........................    20
                (d) Time when resignation or removal of Trustee             20
                 effective...............................................


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
 Section  7.10. Acceptance by successor to Trustee......................    20
                Successor to be qualified and eligible..................    20
                Mailing of notice of succession of a Trustee............    20
 Section  7.11. Successor to Trustee by merger, conversion,
                 consolidation or succession to business................    21
 Section  7.12. Appointment and qualifications of authenticating agent..    21
                Succession of authenticating agent without further act..    21
                Resignation of authenticating agent or termination of
                 agency.................................................    21
                Compensation of authenticating agent....................    21

                                 ARTICLE EIGHT.

                        Concerning the Securityholders.

 Section  8.01. (a) Form and effectiveness of securityholder action.....    21
                (b) Proof of execution of instruments...................    22
                (c) Proof of holding of Securities......................    22
 Section  8.02. Who may be deemed owners of Securities..................    22
 Section  8.03. Securities owned by Company or controlled or controlling
                 companies disregarded for certain purposes.............    22
 Section  8.04. Revocation of action by securityholder; action by
                 securityholder binds future holders....................    22

                                 ARTICLE NINE.

                            Supplemental Indentures.

 Section  9.01. Purposes for which supplemental indentures may be
                 entered into without consent of securityholders........    22
 Section  9.02. Modification of Indenture with consent of holders of 66
                 2/3% in aggregate principal amount of Securities.......    23
 Section  9.03. Effect of supplemental indentures.......................    24
                Opinion of Counsel......................................    24
 Section  9.04. Securities may bear notation of changes by supplemental
                 indentures.............................................    24

                                  ARTICLE TEN.

            Consolidation, Merger, Sale, Name Change or Conveyance.

 Section 10.01. Change of name, consolidation or merger of Company and
                 sale or conveyance permitted...........................    24
                Assumption of obligations of Company by successor
                 corporation or transferee..............................    24
 Section 10.02. Rights and duties of successor corporation..............    24
                Appropriate changes may be made in form of Securities...    24
                Company may merge or acquire properties of other
                 corporations...........................................    24
 Section 10.03. Opinion of Counsel......................................    25

                                ARTICLE ELEVEN.

                    Satisfaction and Discharge of Indenture;
              Indenture and Covenant Defeasance; Unclaimed Funds.

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
 Section 11.01. Satisfaction and discharge of Indenture; Indenture and     25
                 covenant defeasance.....................................
 Section 11.02. Application by Trustee of funds deposited for payment of   26
                 Securities..............................................
 Section 11.03  Repayment of moneys held by paying agent.................  26
 Section 11.04. Repayment of funds held by Trustee.......................  26

                                ARTICLE TWELVE.

        Immunity of Incorporators, Shareholders, Officers and Directors.

 Section 12.01. Incorporators, shareholders, officers and directors of
                 Company exempt from individual liability................  27

                               ARTICLE THIRTEEN.

                           Miscellaneous Provisions.

 Section 13.01. Successors and assigns of Company bound by Indenture.....  27
 Section 13.02. Acts of board, committee or officer of successor           27
                 corporation valid.......................................
 Section 13.03. Surrender of powers by Company...........................  27
 Section 13.04. Required notices or demands may be served by mail........  27
 Section 13.05. Officers' Certificate and Opinion of Counsel to be
                 furnished upon applications or demands by the Company...  27
                Statements to be included in each certificate or opinion
                 with respect to compliance with a condition or
                 covenant................................................  27
 Section 13.06. Payments due on non-business days........................  28
 Section 13.07. Provisions required or deemed to be included by Trust
                 Indenture Act of 1939 to control........................  28
 Section 13.08. Indenture may be executed in counterparts................  28

                                 ARTICLE ONE.

                                 Definitions.

  Section 1.01. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed.

Authenticating Agent:
---------------------

  The term "authenticating agent" shall mean the agent of the Trustee, if any, which at the time shall be appointed and acting pursuant to Section 7.12.

Board of Directors:
-------------------

  The term "Board of Directors" shall mean the Board of Directors of the Company or the Executive Committee of such Board.

Board Resolution:
-----------------

  The term "Board Resolution" shall mean a copy of a resolution of the Board of Directors, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect.

Business Day:
-------------

  The term "business day" shall mean a day which in the city (or in any of the cities, if more than one) where principal and interest is payable, as specified on the face of the form of Security recited in the Incorporating Indenture, is neither a legal holiday nor a day on which banking institutions are authorized by law to close.

Company:
--------

  The term "Company" shall mean the party first named in the Incorporating Indenture, and, subject to the provisions of Article Ten, shall also include its successors and assigns.

Company Order:
--------------

  The term "Company Order" shall mean an order signed by the Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or the President or a Vice President, and the Treasurer or an Assistant Treasurer, of the Company.

Depositary:
-----------

  The term "Depositary" shall mean, with respect to the Securities of any Series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary pursuant to Section 2.02 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such Series shall mean the Depositary with respect to the Global Securities of that Series.

Event of Default:
-----------------

  The term "Event of Default" shall mean, with respect to the Securities of any Series, any event specified in Section 6.01, continued for the period of time, if any, therein designated.

Global Security:
----------------

  The term "Global Security" shall mean a Security evidencing all or a part of a Series of Securities, issued to the Depositary for such Series in accordance with Section 2.04 and bearing a legend as provided for by Section 2.04.

Incorporating Indenture:
------------------------

  The term "Incorporating Indenture" shall mean the instrument into which these Standard Indenture Provisions are incorporated by reference.

Indenture:
----------

  The term "Indenture" shall mean the Incorporating Indenture as originally executed, together with these Standard Indenture Provisions, or, if amended or supplemented as herein provided, as so amended or supplemented, and shall include the terms of a particular Series of Securities established as contemplated herein.

Officers' Certificate:
----------------------

  The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or the President or a Vice President and the Comptroller, an Assistant Comptroller, or any other accounting officer, of the Company. Each such certificate shall include the statements provided for in Section 13.05, if and to the extent required by the provisions thereof.

Opinion of Counsel:
-------------------

  The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company or who may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.05, if and to the extent required by the provisions thereof.

Principal Office of the Trustee:
--------------------------------

  The term "principal office of the Trustee", or other similar term, shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

Record Date:
------------

  The term "record date" as used with respect to any semiannual interest payment date shall have the meaning specified in Section 2.03.

Responsible Officer:
--------------------

  The term "responsible officer" when used with respect to the Trustee shall mean the chairman of the board of directors, the vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, the vice chairman of the executive committee, the president, any vice president, the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

Security:
---------

  The term "Security" or "Securities" shall mean the debentures, notes and other obligations of the Company, as the case may be, authenticated and delivered under this Indenture.

  The term "outstanding", when used with reference to Securities of any Series shall, subject to the provisions of Section 8.03, mean, as of any particular time, all Securities of such Series except

    (a) Securities of such Series theretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation;

    (b) Securities of such Series, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that, if such Securities, or portions thereof, are to be redeemed, notice of such redemption shall have been given as in Article Three provided or provision satisfactory to the Trustee shall have been made for giving such notice; and

    (c) Securities of such Series in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.07, unless proof satisfactory to the Trustee is presented that any such Security is held by a holder as to whom such Security is a valid, binding and legal obligation of the Company.

Securityholder:
---------------

  The terms "securityholder", "holder of Securities" or other similar terms shall mean any person in whose name at the time any Security shall be registered in the Security register.

Security Register:
------------------

  The term "Security Register" shall mean the register or registers kept by the Company as provided in Section 2.05.

Series:
-------

  The term "Series" shall mean a particular series of Securities created pursuant to Section 2.02.

Trustee:
--------

  The term "Trustee" shall mean the party second named in the Incorporating Indenture, and, subject to the provisions of Article Seven hereof, shall also include its successors in the trust or trusts created by this Indenture, and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to that Series.

Trust Indenture Act of 1939:
----------------------------

  The term "Trust Indenture Act of 1939" (except as herein otherwise expressly provided) shall mean the Trust Indenture Act of 1939, as amended, as in force at the date of this Indenture as originally executed.

U.S. Government Obligations:
----------------------------

  The term "U.S. Government Obligations" shall mean securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S.

Government Obligations or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                                 ARTICLE TWO.

 Creation of Series, Issue, Description, Execution, Registration, Transfer and
                            Exchange of Securities.

  Section 2.01. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more Series. All Securities of a Series shall be identical in all respects except that Securities of a Series may differ with respect to maturity date, interest rate, redemption price and denomination. Securities of different Series may differ in any respect; provided that all Series of Securities shall be issued in registered form without coupons and shall be equally and ratably entitled to the benefits of this Indenture.

  Section 2.02. (a) At or prior to the issuance of Securities of any Series, the following shall be established by or pursuant to a Board Resolution, by Company Order or by an indenture supplemental hereto:

    (1) the title of the Securities of the Series (which title shall distinguish the Securities of the Series from the Securities of all other Series and from all other securities issued by the Company);

    (2) any limit upon the aggregate principal amount of the Securities of the Series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Section 2.05, 2.06, 2.07 or 3.03);

    (3) the date or dates on which the principal of the Securities of the Series is payable;

    (4) the rate or rates at which the Securities of the Series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue, the dates on which such interest shall be payable, the record date for the interest payable on any interest payment date and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

    (5) the place or places where the principal of and interest on Securities of the Series shall be payable;

    (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the Series may be redeemed, in whole or in part, at the option of the Company;

    (7) the obligation, if any, of the Company to redeem or purchase Securities of the Series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a securityholder thereof and the period or periods within which the price or prices at which and the terms and conditions upon which Securities of the Series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

    (8) if in other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the Series shall be issuable;

    (9) whether the Securities will be issued as Global Securities and the form of the Securities including such legends as may be required by the Depositary or by any laws, rules or regulations, including any rule or regulation of any stock exchange on which the Securities of the Series may be listed and the form of temporary Security which may be issued;

    (10) any other terms of the Series (which terms shall not be inconsistent with the provisions of this Indenture), including any terms which may be required by or advisable under any laws, rules or regulations, including any rule or regulation of any stock exchange on which the Securities of the Series may be listed, in connection with the marketing of Securities of that Series; and

    (11) any Depositaries with respect to Global Securities of the Series.

  (b) If the terms and form or forms of any Series of Securities are established by or pursuant to a Board Resolution, the Company shall deliver a copy of such Board Resolution to the Trustee at or prior to the issuance of such Series, with the form or forms of Security which have been approved attached thereto. If a Board Resolution authorized the establishment of the terms and form or forms of the Securities pursuant to Company Order, the Company shall deliver a copy of such Board Resolution and the Company Order approving the terms and form or forms of Security, with such form or forms of Securities attached thereto.

  (c) All Securities of any one Series need not be issued at the same time, and unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series.

  Section 2.03. The Securities shall be issuable as registered Securities without coupons.

  Securities shall be dated the date of authentication and shall bear interest from the applicable date.

  The person in whose name any Security is registered at the close of business on the record date with respect to an interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Security upon any transfer or exchange thereof subsequent to such record date and prior to such interest payment date; provided, however, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names the Securities are registered at the close of business on a record date established for such payment by notice by or on behalf of the Company to the holders of the Securities mailed by first class mail not less than fifteen days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. Unless otherwise established pursuant to
Section 2.02, the term "record date" as used with respect to an interest payment date shall mean, if such interest payment date is the first day of a calendar month, the fifteenth day of the preceding calendar month and shall mean, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, unless the record date as so determined would not be a business day, in which event, the business day next preceding.

  Section 2.04. The Securities shall be signed on behalf of the Company by its Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or its President or a Vice President, and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, under its corporate seal which may, but need not, be attested. Each such signature upon the Securities may be in the form of a facsimile signature of any such officer and may be imprinted or otherwise reproduced on the Securities and for that purpose the Company may adopt and use the facsimile signature of any person who has been or is or shall be such officer, and in case any such officer of the Company signing any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee or by the authenticating agent on its behalf, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though such person had not ceased to be such officer of the Company. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities.

  Only such Securities as shall bear thereon a certificate of authentication, substantially in the form established pursuant to Section 2.02, duly executed by the Trustee or by the authenticating agent on its behalf shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or by the authenticating agent on its behalf upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

  If it shall be established pursuant to Section 2.02 that the Securities of a Series are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee or an authenticating agent shall, in accordance with this Section and Section 2.02 with respect to such Series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such Series issued and not yet cancelled, having identical terms, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee or by the authenticating agent on its behalf to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend restricting transfer unless presented by or on behalf of the Depositary.

  Each Depositary designated pursuant to Section 2.02 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

  The Trustee or an authenticating agent shall at any time, and from time to time, authenticate and deliver Securities of any Series executed and delivered by the Company for original issue in an aggregate principal amount not in excess of the principal amount authorized for such Series, upon receipt by the Trustee of (i) a Company Order for the authentication and delivery of such Securities, (ii) if the terms and form of the Securities of such Series have been established by a Company Order or pursuant to a Board Resolution as permitted by Section 2.02, a copy of such Company Order, Board Resolution and any Officers' Certificate that may be required pursuant to Section 2.02(b) and
(iii) an Opinion of Counsel to the effect that:

    (1) if the form of such Securities has been established by a Board Resolution or Company Order as permitted by Section 2.02, that such form has been established in conformity with the provisions of this Indenture;

    (2) if the terms of a particular issue of Securities of that Series have been or are to be established by or pursuant to a Board Resolution or Company Order as permitted by Section 2.02, that upon delivery of such Board Resolution or Company Order such terms will have been established in conformity with the provisions of this Indenture; and

    (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company entitled to the benefits of this Indenture.

  Upon the authentication and delivery of the Securities pursuant to Company Order as described above, the Trustee shall execute and deliver to the Company an opinion of its legal counsel, who may be an employee of or counsel to the Trustee, to the effect that:

    (1) the Trustee is duly organized and existing under applicable law; the authority of the Trustee to exercise trust powers, as described in the Form T-1 filed with the Securities and Exchange Commission with respect to the Securities, remains in full force and effect; and the Trustee is duly and validly registered as a transfer agent in accordance with Section 17A of the Securities Exchange Act of 1934, as amended;

    (2) this Indenture has been duly executed and delivered by the Trustee and constitutes a valid and binding agreement of the Trustee; and

    (3) the Securities have been duly authenticated and delivered by the Trustee pursuant to Company Order.

  If the terms and form of such Securities have been established by or pursuant to a Board Resolution or Company Order as permitted by Section 2.02, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will materially and adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

  The aggregate principal amount of Securities of any Series outstanding at any time may not exceed any limit upon the maximum principal amount for such Series set forth in the Board Resolution, any Company Order or supplemental indenture pursuant to Section 2.02 or in any additional Board Resolution, Company Order or supplemental indenture which shall reopen a Series of Securities pursuant to Section 2.02.

  Section 2.05. Securities of any Series may be exchanged for a like aggregate principal amount of Securities of such Series in other authorized denominations. Securities to be exchanged shall be surrendered at the office or agency to be maintained by the Company as provided in Section 4.02 (or at either of said offices or agencies if more than one), and the Company shall execute and register and the Trustee or the authenticating agent on its behalf shall authenticate and deliver in exchange therefor the Security or Securities which the securityholder making the exchange shall be entitled to receive.

  The Company or its agent shall keep, at the office or agency to be maintained by the Company as provided in Section 4.02 (or at least one of said offices or agencies, if more than one), a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company or its agent shall register Securities of each Series and shall register the transfer of Securities as in this Article Two provided. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee. Upon due presentment for registration of transfer of a Security of any Series at such office or agency, the Company shall execute and register and the Trustee or the authenticating agent on its behalf shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of such Series for a like aggregate principal amount.

  All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by, a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder or his attorney duly authorized in writing.

  The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or transfer of Securities. No service charge shall be made for any such transaction.

  The Company shall not be required (a) to issue, register the transfer of or exchange Securities of any Series for a period of fifteen days next preceding any selection of Securities of such Series to be redeemed, or (b) to register the transfer of or exchange any Securities of any Series selected, called or being called for redemption as a whole or the portion being redeemed of any Securities of such Series selected, called or being called for redemption in part.

  Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a Global Security representing all or a portion of the Securities of a Series may not be transferred, except as a whole by the Depositary for such Series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such Series or a nominee of such successor Depositary.

  If at any time the Depositary for any Securities of a Series represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under Section 2.04, the Company shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.02 that such Securities be represented by one or more Global Securities shall no longer be effective and the Company will execute, and the Trustee or an authenticating agent, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such Series, will authenticate and deliver, Securities of such Series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities in exchange for such Global Security or Securities.

  The Company may at any time and in its sole discretion determine that the Securities of any Series issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company will execute, and the Trustee or an authenticating agent, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such Series, will authenticate and deliver, Securities of such Series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

  If specified by the Company pursuant to Section 2.02 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same Series in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee or an authenticating agent shall authenticate and deliver, without service charge,

    (i) to the person specified by such Depositary a new Security or Securities of the same Series, of any authorized denominations as requested by such person, in an aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and

    (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

  Upon the exchange of a Global Security for Securities in definitive registered form, in authorized denominations, such Global Security shall be cancelled by the Trustee. Securities in definitive registered form issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or an authenticating agent shall deliver such Securities to or as directed by the persons in whose names such Securities are so registered.

  Section 2.06. Pending the preparation of definitive Securities of any Series, the Company may execute and register and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed or typewritten) of such Series. Temporary Securities of any Series may be of any denomination and substantially in the form of the definitive Securities of such Series, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Temporary Securities may be issued without a recital of the specific redemption prices set forth in the form of Security recited in the Incorporating Indenture and may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed and registered by the Company and be authenticated by the Trustee or by the authenticating agent on its behalf upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Company shall execute and register and shall furnish definitive Securities and thereupon temporary Securities may be surrendered in exchange therefor at the office or agency to be maintained by the Company as provided in Section 4.02 (or at any of said offices or agencies, if more than one), and the Trustee or the authenticating agent on its behalf shall authenticate and deliver in exchange for such temporary Securities of any Series a like aggregate principal amount of definitive Securities of such Series of authorized denominations. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities of the same Series.

  Section 2.07. In case any temporary or definitive Security of any Series shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute and register, and upon its request the Trustee shall authenticate and deliver, a new Security of such Series, bearing a number not contemporaneously outstanding, in exchange and substitution for the Security so mutilated, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and in addition a further sum not exceeding two dollars for each Security so issued in substitution. In case any Security which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of such Security (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as the Company and the Trustee may require to save each of them harmless and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

  Every substituted Security issued pursuant to the provisions of this Section
2.07 by virtue of the fact that any Security is destroyed, lost or stolen shall, with respect to such Security, constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall at any time be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued under this Indenture. All Securities shall be held and owned upon the express condition that (to the extent lawful) the foregoing provisions shall be exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies, notwithstanding any law or statute now existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

  Section 2.08. All Securities surrendered for payment, redemption, exchange or registration of transfer shall, if surrendered to the Company, the authenticating agent or any paying agent, be cancelled and delivered to the Trustee or, if surrendered to the Trustee, be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. On request of the Company, the Trustee shall deliver to the Company cancelled Securities held by the Trustee. With the consent of the Company, the Trustee may destroy cancelled Securities and deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are cancelled and delivered to the Trustee or surrendered to the Trustee for cancellation.

  Section 2.09. Nothing in this Indenture, any supplemental indenture, any Company Order, any Board Resolution or in any Securities, expressed or implied, shall give or be construed to give to any person other than the parties hereto and their successors and the holders of any Securities any legal or equitable right, remedy or claim under or in respect hereof or thereof or under any covenant, condition or provision herein or therein contained, all the covenants, conditions and provisions hereof and thereof being for the sole benefit of the respective parties hereto and thereto and their successors and of the holders of the Securities.

                                ARTICLE THREE.

                           Redemption of Securities.

  Section 3.01. The Company may, at its option, redeem all or from time to time any part of the Securities of any Series at the applicable times and redemption prices set forth in the form of Security of such Series recited in the applicable instrument creating such Series, together with accrued interest to the date fixed for redemption.

  Section 3.02. In case the Company shall desire to exercise such right to redeem all or any part of the Securities of any Series, as the case may be, in accordance with the right reserved so to do, it shall fix a date for redemption and shall give notice of such redemption to the holders of the Securities of such Series to be redeemed as a whole or in part by mailing a notice of such redemption by first class mail not less than thirty nor more than ninety days prior to the date fixed for redemption to their last addresses as they shall appear upon the

Security register for such Series. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. In any case, failure duly to give notice by mail, or any defect in the notice, to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

  Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Securities are to be redeemed and shall state that payment of the redemption price of the Securities or portions thereof to be redeemed will be made at the office or agency to be maintained by the Company as provided in Section 4.02 (or any of said offices or agencies, if more than one) upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of a Series are to be redeemed, each notice of redemption shall identify which of such Securities are to be redeemed. In case any Security is to be redeemed in part only, the notice shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon presentation and surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof of the same Series will be issued.

  If less than all the Securities of a Series are to be redeemed, the Company shall give the Trustee adequate notice in advance as to the aggregate principal amount of Securities of such Series to be redeemed, and thereupon the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities or portions thereof to be redeemed and shall thereafter promptly notify the Company in writing which of the Securities or portions thereof are to be redeemed.

  Section 3.03. If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities identified in such notice shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date, interest on the Securities or portions of Securities so called for redemption shall cease to accrue on and after said date. On presentation and surrender of such Securities at said place or places of payment in said notice specified, such Securities or the portions thereof to be redeemed shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

  Upon presentation and surrender of any Security which is redeemed in part only, the Company shall execute and register and the Trustee or the authenticating agent on its behalf shall authenticate and deliver, at the expense of the Company, a new Security or Securities of the same Series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                                 ARTICLE FOUR.

                     Particular Covenants of the Company.

  Section 4.01. The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on each of the Securities, to or upon the written order of the holders thereof, at the place or places, at the respective times and in the manner provided in the Securities and in this Indenture.

  Section 4.02. As long as any of the Securities of any Series remain outstanding, the Company will maintain an office or agency at such place or places, as shall be specified in the form of Security recited in the instrument creating such Series as a place for payment of principal and interest or at such other place or places as the Company from time to time shall designate and thereafter set forth on the certificates representing the Securities of such Series where such Securities may be presented for registration of transfer and for exchange as in this Indenture provided, where notices and demands to or upon the Company in respect of the Securities of such Series or of this Indenture may be served and where the Securities of such Series may be presented for payment. The Company will give to the Trustee notice of the location of each such office or agency and of any change in the location thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Trustee.

  Section 4.03. If the Company shall at any time mortgage, pledge or otherwise subject to any lien the whole or any part of any property or assets now owned or hereafter acquired by it, except as hereinafter provided in this Section
4.03 or in Section 4.04, the Company will secure the outstanding Securities, and any other obligations of the Company which may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant, equally and ratably with the indebtedness or obligations secured by such mortgage, pledge or lien, so long as any such indebtedness or obligations shall be so secured. The foregoing covenant shall not apply to the creation of purchase-money mortgages or liens, or to the extension, renewal or refunding thereof, or to the making of any deposit or pledge to secure public or statutory obligations or with any governmental agency at any time required by law in order to qualify the Company to conduct its business or any part thereof or in order to entitle it to maintain self-insurance or to obtain the benefits of any law relating to workmen's compensation, unemployment insurance, old age pensions or other social security, or with any court, board, commission or governmental agency as security incident to the proper conduct of any proceeding before such court, board, commission or governmental agency. Nothing herein contained shall prevent a subsidiary or other affiliate of the Company from mortgaging, pledging or subjecting to any lien any property or assets whether or not acquired by such subsidiary or affiliate from the Company.

  Section 4.04. If, upon any consolidation of the Company with or its merger into any other corporation, or upon any sale or conveyance of the property of the Company as an entirety or substantially as an entirety to any other corporation, or upon any merger of any other corporation into the Company, or upon any acquisition by the Company of the property of any other corporation as an entirety or substantially as an entirety, any of the property or assets owned by the Company immediately prior to such consolidation, merger, sale, conveyance or acquisition would thereupon become subject to any mortgage, security interest, pledge or lien, the Company, prior to such consolidation, merger, sale, conveyance or acquisition, will secure the outstanding Securities and any other obligations of the Company which may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant, equally and ratably, by a direct lien on all such property or assets of the Company, prior to any mortgage, security interest, pledge or lien to which such property or assets would become subject by reason of such consolidation, merger, sale, conveyance or acquisition.

  In case of any consolidation of the Company with or its merger into any other corporation or of any sale or conveyance of the property of the Company as an entirety or substantially as an entirety to any other corporation or of the merger of any other corporation into the Company or of the acquisition by the Company of the property of any other corporation as an entirety or substantially as an entirety, in consequence of which the Company shall not be required to secure the Securities pursuant to the provisions of this Section 4.04, the Company will furnish to the Trustee a certificate to this effect signed by the President or a Vice President and the Treasurer or an Assistant Treasurer of the Company; and, subject to the provisions of Section 7.01 and of Section 7.02, the Trustee may conclusively rely on any such certificate as to the truth of the statements therein contained.

  In case the Securities have been secured pursuant to the provisions of this
Section 4.04 by a direct lien on substantially all of the telephone plant, and on all securities of affiliates, owned by the Company, the covenants contained in this Section 4.04 and in Section 4.03 shall no longer be of any force or effect.

  For the purposes of this Section 4.04, the word "securities" means stocks, bonds, debentures, notes, and all other indebtedness (whether or not evidenced by any bond, security, note or other written instrument) arising from borrowing or otherwise, except indebtedness (other than that arising from borrowing) incurred in the ordinary course of business.

  Section 4.05. The Company covenants that it will not sell or otherwise dispose of all or substantially all of its telephone plant, except in accordance with the provisions of Section 10.01.

  Section 4.06. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.09, a Trustee, so that there shall at all times be a Trustee hereunder.

  Section 4.07. (a) Whenever the Company shall appoint for any Series of Securities a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.07,

    (1) that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of such Series (whether such sums have been paid to it by the Company or by any other obligor on such Securities) in trust for the benefit of the respective holders of the Securities entitled thereto and will notify the Trustee of the receipt of sums to be so held, and

    (2) that it will promptly give the Trustee notice of any failure by the Company (or by any other obligor on such Securities) to make any payment of the principal of (or premium, if any) or interest on such Securities when the same shall be due and payable.

  (b) If the Company shall act as its own paying agent for any Series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on the Securities of such Series, set aside, segregate and hold in trust for the benefit of the respective holders of the Securities entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

  (c) Anything in this Section 4.07 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent hereunder as required by this Section 4.07, such sums to be held by the Trustee upon the trusts herein contained.

  (d) Anything in this Section 4.07 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.07 is subject to the provisions of Sections 11.03 and 11.04.

                                 ARTICLE FIVE.

      Securityholders' Lists and Reports by the Company and the Trustee.

  Section 5.01. If and so long as the Trustee shall not be the registrar for the Securities of any Series, the Company will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Securities of such
Series:

    (a) semiannually, not more than 15 days after each record date for the payment of interest on such Securities, as specified in the form of Security recited in the instrument creating such Series, as of such record date, and

    (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, as of a date not more than 15 days prior to the time such information is furnished.

  Section 5.02. The Company covenants to file with the Trustee, within fifteen days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended.

  Section 5.03. Any Trustee's report required under Section 313(a) of the Trust Indenture Act of 1939 as to the Securities of any Series shall be transmitted on or before the applicable Trustee Reporting Date, as designated in the instrument creating such Series, in each year following the date hereof, so long as any Securities of such Series are outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto.

  Section 5.04. To the extent required by the Trust Indenture Act of 1939 as to the Securities of any Series, the Company will annually furnish to the Trustee on or before the date the Company is required to file its annual report with the Trustee pursuant to Section 5.02 (beginning with the applicable year designated as the Company Certificate Commencement Year in the instrument creating such Series) a brief certificate (which need not comply with Section 13.05) from the principal executive, financial or accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture).

                                 ARTICLE SIX.

       Remedies of the Trustee and Securityholders on Event of Default.

  Section 6.01. In case one or more of the following Events of Default with respect to the Securities of any Series shall have occurred and be continuing, that is to say:

    (a) default in the payment of any instalment of interest upon any of the Securities of such Series as and when the same shall become due and payable, and continuance of such default for a period of ninety days; or

    (b) default in the payment of the principal of (or premium, if any, on) any of the Securities of such Series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

    (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Securities of such Series or in this Indenture or in any indenture supplemental hereto for a period of ninety days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by the holders of at least twenty-five precent in aggregate principal amount of the Securities of such Series at the time outstanding; or

    (d) a court having jurisdiction in the premises shall enter a decree or order in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

    (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing;

then and in each and every such case, unless the principal of all the Securities of such Series shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the Securities of such Series then outstanding hereunder, by notice in writing to the Company

(and to the Trustee if given by securityholders), may declare the principal of all the Securities of such Series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in any Board Resolution or Company Order creating such Series or in any indenture supplemental hereto or in the Securities of such Series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of such Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay, or shall deposit with the Trustee a sum sufficient to pay, all matured instalments of interest upon all such Securities and the principal of (and premium, if any, on) any and all such Securities which shall have become due otherwise than by declaration, with interest upon such principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue instalments of interest at the same rate as the rate of interest specified in such Securities, to the date of such payment or deposit, and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith, and if any and all defaults under this Indenture, other than the nonpayment of the principal of such Securities which shall have become due by declaration, shall have been remedied--then and in every such case the holders of a majority in aggregate principal amount of such Securities then outstanding by written notice to the Company and to the Trustee may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission or annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of such Securities shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of such Securities shall continue as though no such proceedings had been taken.

  Section 6.02. The Company covenants that (1) in case default shall be made in the payment of any instalment of interest on any of the Securities of any Series, as and when the same shall become due and payable, and such default shall have continued for a period of ninety days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of such Securities when the same shall have become due and payable, whether upon maturity or upon redemption or upon declaration or otherwise--then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of such Securities, the whole amount that then shall have become due and payable on all such Securities for principal (and premium, if any) and interest, with interest upon any overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue instalments of interest at the same rate as the rate of interest specified in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.

  In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor upon the Securities of any Series under Title 11 of the United States Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in case of any other judicial proceedings relative to the Company or other obligor upon such Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of such Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of such Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith) and of the securityholders allowed in any judicial proceedings relative to the Company or other obligor upon such Securities, or to the creditors or property of the Company or such other obligor, and to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the securityholders and of the Trustee on their behalf; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the securityholders to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the securityholders, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

  All rights of action and to assert claims under this Indenture, or under any of the Securities of any Series, may be enforced by the Trustee without the possession of any of such Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of such Securities.

  In case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or otherwise, and the Trustee may enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

  Section 6.03. Any moneys collected by the Trustee pursuant to Section 6.02 shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the several Securities and stamping thereon the payment if only partially paid, and upon surrender thereof if fully paid:

    First: To the payment of costs and expenses of collection, reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

    Second: In case the principal of the Securities of any Series shall not have become due, to the payment of interest on such Securities, in the order of the maturity of the instalments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue instalments of interest at the same rate as the rate of interest specified in such Securities, such payments to be made ratably to the persons entitled thereto;

    Third: In case the principal of such Securities shall have become due by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any), and (to the extent that such interest has been collected by the Trustee) upon overdue instalments of interest, at the same rate as the rate of interest specified in such Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal (and premium, if any) and interest, without preference or priority of principal (and premium, if any) over interest, or of interest over principal (and premium, if any), or of any instalment of interest over any other instalment of interest, or of any Security over any other Security, ratably to the aggregate of such principal (and premium, if any) and interest.

  Section 6.04. No holder of any Security of any Series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceedings at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default with respect to such Series and unless also the holders of not less than twenty-five percent in aggregate principal amount of such Securities then outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for sixty days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended and being expressly covenanted by the taker and holder of every such Security with every other taker and holder and the Trustee that no one or more holders of such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of such Securities. For the protection and enforcement of the provisions of this Section 6.04, each and every securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

  Notwithstanding any other provision in this Indenture, however, the right of any holder of any Security of any Series to receive payment of the principal of and interest on such Security, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

  Section 6.05. All powers and remedies given by this Article Six to the Trustee or to the securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the securityholders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of such Securities in exercising any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of
Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the securityholders may be exercised from time to time and as often as shall be deemed expedient, by the Trustee or by the securityholders.

  Section 6.06. The holders of a majority in aggregate principal amount of the Securities of any Series at the time outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee. Prior to the declaration of the maturity of such Securities as provided in Section 6.01, the holders of a majority in aggregate principal amount of such Securities at the time outstanding may on behalf of the holders of all such Securities waive any past default hereunder and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any of such Securities. In the case of any such waiver, the Company, the Trustee and the holders of such Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

  Section 6.07. The Trustee shall, within ninety days after the occurrence of a default with respect to any Series, give to all holders of Securities of such Series, as the names and addresses of such holders appear on the Security register for such Series, notice by mail of all defaults known to the Trustee with respect to such Series, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section 6.07 being hereby defined to be any event or events, as the case may be, specified in clauses (a), (b), (c), (d) and (e) of Section 6.01, not including periods of grace, if any, provided for therein and irrespective of the giving of written notice specified in clause (c) of Section 6.01); provided, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any of the Securities of any Series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers, of the Trustee in good faith determines that the withholding of such notice is in the interests of the securityholders.

  Section 6.08. All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.08 shall not apply to any suit instituted by the Trustee, to any suit instituted by any securityholder, or group of securityholders, holding in the aggregate more than ten percent in principal amount of the Securities of any Series outstanding, or to any suit instituted by any securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such Series on or after the due date expressed in such Security.

                                ARTICLE SEVEN.

                            Concerning the Trustee.

  Section 7.01. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

    (a) prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred:

      (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

      (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

    (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

    (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in aggregate principal amount of the Securities of any Series at the time outstanding (determined as provided in Section 8.03) relating to the time, method and place of conducting any proceeding for any remedy with respect to such Series available to the Trustee, or exercising any trust power conferred upon the Trustee, under this Indenture.

  No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

  This Section 7.01 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

  Section 7.02. In furtherance of and subject to the Trust Indenture Act of 1939, and except as otherwise provided in Section 7.01:

    (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (b) any request, direction, order, demand, notice or other communication of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

    (c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

    (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the securityholders, pursuant to the provisions of this Indenture, unless such securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby; and

    (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

  Section 7.03. The recitals contained herein, in any indenture supplemental hereto and in the Securities (except in the certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

  Section 7.04. The Trustee or the authenticating agent or any paying agent or Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, authenticating agent, paying agent or Security registrar.

  Section 7.05. Subject to the provisions of Section 11.04 hereof, all moneys with respect to any Series received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing with respect to such Series, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or its President or a Vice President or its Treasurer or an Assistant Treasurer.

  Section 7.06. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 7.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

  Section 7.07. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board of Directors or a Vice Chairman of the Board of Directors or the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Company and delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

  Section 7.08. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or of any State or Territory or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least ten million dollars and being subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.08 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.09.

  Section 7.09. (a) The Trustee may at any time resign by giving written notice of resignation to the Company and by mailing notice thereof to all holders of Securities as the names and addresses of such holders appear upon the Security register or registers. Upon receiving such notice of resignation the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within sixty days after the mailing of such notice of resignation to the securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any securityholder who has been a bona fide holder of a Security or Securities for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

  (b) In case at any time any of the following shall occur --

    (1) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act of 1939 after written request therefor by the Company or by any securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

    (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 and shall fail to resign after written request therefor by the Company or by any such securityholder, or

    (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, any securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the trustee and appoint a successor trustee.

  (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten days after such nomination the Company objects thereto, in which case the Trustee so removed or any securityholder, upon the terms and conditions and otherwise as in subdivision (a) of this Section 7.09 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

  (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 7.09 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.10.

  Section 7.10. Any successor trustee appointed as provided in Section 7.09 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all of the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 7.06.

  No successor trustee shall accept appointment as provided in this Section
7.10 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 310 of the Trust Indenture Act of 1939 and eligible under the provisions of Section 7.08.

  Upon acceptances of appointment by a successor trustee as provided in this
Section 7.10, the Company shall mail notice of the succession of such trustee hereunder to all holders of Securities as the names and addresses of such holders appear upon the Security Register. If the Company fails to mail such notice in the prescribed manner within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be so mailed at the expense of the Company.

  Section 7.11. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation, resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 310 of the Trust Indenture Act of 1939 and eligible under the provisions of Section 7.08, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

  Section 7.12. The Trustee may appoint an authenticating agent to act on its behalf and subject to its direction in connection with the authentication of Securities as set forth in Articles Two and Three. Such authenticating agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State or Territory or of the District of Columbia authorized under such laws to act as authenticating agent, having a combined capital and surplus of at least ten million dollars, and being subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority, and willing and able to act as authenticating agent on reasonable and customary terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 7.12 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

  Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any authenticating agent shall be a party, or any corporation succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

  Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 7.12, the Trustee promptly shall appoint a successor authenticating agent, if the terms of this Section 7.12 require that there shall be an authenticating agent, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of Securities as the names and addresses of such holders appear upon the Security Register. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as authenticating agent herein. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 7.12.

  The Trustee agrees to pay to the authenticating agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments subject to the provisions of Section 7.06.

                                ARTICLE EIGHT.

                        Concerning the Securityholders.

  Section 8.01. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments (or evidence thereof satisfactory to the Trustee) are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 7.01 and 7.02) conclusive in favor of the Trustee and the Company, if made in the manner provided in this section.

  (b) Subject to the provisions of Sections 7.01 and 7.02, the execution of any instrument by a securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

  (c) The holding of Securities shall be proved by the Security Register or by a certificate of the registrar thereof.

  Section 8.02. The Company, the Trustee, any authenticating agent, any paying agent and any Security registrar may deem and treat the person in whose name any Security shall be registered upon the Security Register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of (and premium, if any) and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any authenticating agent nor any paying agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

  Section 8.03. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any demand or request, the giving of any notice, direction, consent or waiver or the taking of any other action under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such demand, request, notice, direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded.

  Section 8.04. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included in the Securities the holders of which have joined in such action may, by filing written notice with the Trustee at its office and upon proof of ownership as provided in Section 8.01, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Security issued upon the transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or such other Security. Any action taken by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities.

                                 ARTICLE NINE.

                           Supplemental Indentures.

  Section 9.01. The Company, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

    (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Ten hereof;

    (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Board of Directors and the Trustee shall consider to be for the protection of the holders of Securities of any Series, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the holders of a majority in aggregate principal amount of such Securities to waive such default;

    (c) to provide for the issuance under this Indenture of Securities as contemplated by Section 2.02 or to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purposes; and

    (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of the holders of the Securities.

  The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

  Any supplemental indenture authorized by the provisions of this Section 9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding.

  Section 9.02. With the consent (evidenced as provided in Section 8.01) of the holders of not less than 66 2/3% in aggregate principal amount of the Securities of any Series at the time outstanding, the Company, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of such Series; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any of such Securities, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Security so affected, or
(ii) reduce the aforesaid percentage of Securities of such Series, the consent of the holders of which is required for any such supplemental indenture, without the consent of the holders of such Securities then outstanding.

  Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

  It shall not be necessary for the securityholders under this Section 9.02 to consent to the particular form of any proposed supplemental indenture, but it shall be sufficient if they consent to the substance thereof.

  Promptly after the execution by the Company and the Trustee of any supplemental indenture with respect to any Series pursuant to the provisions of this Section 9.02, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to all holders of Securities of such Series as the names and addresses of such holders appear upon the Security Register. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

  Section 9.03. Upon the execution of any supplemental indenture with respect to any Series pursuant to the provisions of this Article Nine, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of such Series shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

  The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Nine.

  Section 9.04. Securities of any Series authenticated and delivered after the execution of any supplemental indenture with respect to such Series pursuant to the provisions of this Article Nine may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Securities of such Series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification or amendment of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee or by the authenticating agent on its behalf and delivered in exchange for the Securities of such Series then outstanding.

                                 ARTICLE TEN.

            Consolidation, Merger, Sale, Name Change or Conveyance.

  Section 10.01. Subject to the provisions of Section 4.04, nothing contained in this Indenture or in any of the Securities shall prevent any change of name of the Company, any consolidation of the Company with, or merger of the Company into, any other corporation or corporations (whether or not affiliated with the Company), or successive changes of name, consolidations or mergers to which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of the Company as an entirety or substantially as an entirety to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that upon any such consolidation, merger, sale or conveyance, the due and punctual payment of the principal of (and premium, if any) and interest on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Company shall have been merged, or which shall have acquired such property.

  Section 10.02. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein.

  Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such change of name or succession, any or all of the Securities issuable pursuant to the provisions of Section 2.01 which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for that purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof. (In the case of a change of name, reference to the "successor company" shall be understood to be a reference to the Company.)

  In case of any such change of name, consolidation, merger, sale or conveyance, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

  Subject to the provisions of Section 4.04, nothing contained in this Indenture or in any of the Securities shall prevent the Company from merging into itself any other corporation (whether or not affiliated with the Company) or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).

  Section 10.03. The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any change of name, consolidation, merger, sale or conveyance and any such assumption complies with the provisions of this Article Ten.

                                ARTICLE ELEVEN.

                   Satisfaction and Discharge of Indenture;
              Indenture and Covenant Defeasance; Unclaimed Funds.

  Section 11.01. (a) Except as provided below, the Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities of any Series and the provisions of this Indenture will cease to be of further effect with respect to the Securities of such Series (and the Trustee, on demand of and cost and expense of the Company, shall execute proper instruments acknowledging the same), provided that conditions (i), (ii) and (iii) below shall have been satisfied:

    (i) the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds solely for the benefit of the holders of the Securities of such Series, for payment of the principal of (and premium, if any) and interest on the Securities of such Series, (A) money or (B) U.S. Government Obligations or a combination thereof sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, in the event such funds do not consist solely of money) without consideration of any reinvestment (but taking into account earnings scheduled on such U.S. Government Obligations) to pay and discharge the principal of (and premium, if any) and interest on the outstanding Securities of such Series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

    (ii) except in the case of Securities which shall have become due and payable within one year, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, the Company shall have delivered to the Trustee either (A) a ruling directed to the Company or the Trustee received from the Internal Revenue Service to the effect that the holders of the Securities of such Series will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; or (B) an Opinion of Counsel to the same effect as the ruling described in clause (A) above; and

    (iii) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section of the Securities of such Series have been complied with.

  Sections 2.02 through 2.09, 4.02, 7.06, 7.09, 11.02, 11.03 and 11.04 with respect to the Securities of such Series shall survive until such Securities are no longer outstanding. Thereafter, only Sections 7.06, 7.09, 11.03 and
11.04 shall survive.

  (b) The Company may omit to comply with any term, provision or condition set forth in Sections 4.03, 4.04 or 4.05, and such omission shall be deemed not to be an Event of Default under clause (c) of Section 6.01, with respect to the outstanding Securities of a Series if:

    (i) the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds solely for the benefit of the holders of the Securities of such Series, for payment of the principal of (and premium, if any) and interest on the Securities of such Series, (A) money or (B) U.S. Government Obligations or a combination thereof sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, in the event such funds do not consist solely of money) without consideration of any reinvestment (but taking into account earnings scheduled on such U.S. Government Obligations) to pay and discharge the principal of (and premium, if any) and interest on the outstanding Securities of such Series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

    (ii) the Company has delivered to the Trustee either (A) a ruling directed to the Company or the Trustee received from the Internal Revenue Service to the effect that the holders of the Securities of such Series will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; or (B) an Opinion of Counsel to the same effect as the ruling described in clause (A) above; and

    (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the covenant defeasance contemplated by this Section of the Securities of such Series have been complied with.

  Section 11.02. All moneys and U.S. Government Obligations deposited with the Trustee pursuant to this Article Eleven shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal (and premium, if any) and interest.

  Section 11.03. In connection with the satisfaction and discharge of this Indenture all moneys and U.S. Government Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys and U.S. Government Obligations.

  Section 11.04. Any moneys and U.S. Government Obligations deposited with or paid to the Trustee or any paying agent pursuant to any provision of this Indenture and required for payment of the principal of (and premium, if any) or interest on Securities of any Series and not applied or escheated pursuant to applicable law but remaining unclaimed by the holders of such Securities for seven years after the date upon which the principal of (and premium, if any) or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on demand; and the holder of any of such Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect. Any moneys and U.S. Government Obligations held by the Trustee or any paying agent pursuant to Section 11.01 in excess (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee or such paying agent) of amounts required for the payment of the principal of (and premium, if any) and interest on Securities to be paid shall be repaid to the Company by the Trustee or such paying agent on demand.

                                ARTICLE TWELVE.

       Immunity of Incorporators, Shareholders, Officers and Directors.

  Section 12.01. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                               ARTICLE THIRTEEN

                           Miscellaneous Provisions.

  Section 13.01. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

  Section 13.02. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

  Section 13.03. The Company by instrument in writing executed by authority of two-thirds of the Board of Directors and delivered to the Trustee may surrender any of the powers or rights reserved to the Company and thereupon such power or right so surrendered shall terminate both as to the Company and as to any successor corporation.

  Section 13.04. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities of any Series to or on the Company may be given or served by being deposited postage prepaid in a post office letter box addressed as specified in the instrument creating such Series. Any notice, direction, request or demand by any securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made for all purposes if given or made in writing at the principal office of the Trustee.

  Section 13.05. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

  Section 13.06. If the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Security shall not be a business day, then payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

  Section 13.07. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required or deemed to be included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

  Section 13.08. The Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.